--------------------------------------------------------------------------------
                                                                 Exhibit 99

THE CHASE MANHATTAN CORPORATION                                  NEWS RELEASE
Public Affairs Division
1 Chase Manhattan Plaza
New York, New York  10081

--------------------------------------------------------------------------------

                                                                January 16, 1996
                                Press Contact:  John M. Anderson  (212) 552-6224
                               Investor Contact:  William Maletz  (212) 552-5329

        CHASE REPORTS EARNINGS OF $340 MILLION FOR FOURTH QUARTER 1995,
                       $1,165 MILLION FOR FULL YEAR 1995

         The Chase Manhattan Corporation today reported fourth quarter 1995 net income of $340 million ($1.70 per share), up 48% from $229 million ($1.10 per share) for the same period in 1994 and up 20% from $283 million ($1.40 per share) for third quarter 1995.

Thomas G. Labrecque, Chase Chairman, said "Growing momentum in several of our core businesses generated strong results for the quarter and an ROE of 16.5%, meeting our corporate target. Investment banking fees were at a record level. Credit cards as well as other consumer lending activities showed good growth. In addition, lower expenses supported an improvement in productivity. With this solid platform of business momentum and financial strength, we look forward to the challenge of building a premier financial services franchise in partnership with Chemical Banking Corporation."

Chase reported full year 1995 net income of $1,165 million ($5.76 per share), compared with $1,205 million ($5.87 per share) reported for full year 1994.

Business Highlights:

- Investment banking fees were at a record level, up 42% over fourth quarter 1994.
-        Equity gains were up 26% over the same quarter of 1994.
- Strong net interest revenue was driven by growth in interest-earning assets.
- Operating expenses, on a comparable basis, were down 5% from fourth quarter 1994.
- Managed credit card receivables increased approximately $2 billion over fourth quarter 1994.
- Asset quality continues strong. The credit loss provision declined to $70 million from $90 million in the same period last year, benefiting from net recoveries on commercial loans.

The financial results of BUSINESS OPERATIONS are summarized below.


======================================================================================================================
----------------------------------------------------------------------------------------------------------------------
                                              Net Income                                    Return On
                                            ($ in millions)                             Allocated Equity
----------------------------------------------------------------------------------------------------------------------
                                4TH QTR        3rd Qtr        4th Qtr       4TH QTR        3rd Qtr        4th Qtr
                                  1995           1995           1994          1995           1995           1994
----------------------------------------------------------------------------------------------------------------------
 Global Financial Services       $ 158          $ 170          $  35          13.4%          15.0%           2.2%
 Retail Businesses                 137            113            120          17.0           14.6           19.5
 Corporate Items                    45*            -              74           N/M            N/M            N/M
----------------------------------------------------------------------------------------------------------------------
 Total                           $ 340          $ 283          $ 229          16.5%          13.9%          11.3%
======================================================================================================================

Prior periods restated to reflect certain modifications to internal allocation methodologies and current organizational structure.

* Includes discontinued Real Estate Finance ($28 million), LDC Portfolio Management ($16 million) and other corporate items ($1 million).

N/M - not meaningful
================================================================================

----------------------------------------------------------------------------------------------------------------------
 NET INTEREST REVENUE AND MARGIN *        4TH QTR       3rd Qtr      4th Qtr                    Full Year
----------------------------------------------------------------------------------------------------------------------
 ($ in millions)                            1995         1995          1994                1995           1994
----------------------------------------------------------------------------------------------------------------------
 Net Interest Revenue                      $ 926        $ 892         $ 911             $ 3,597        $ 3,714
----------------------------------------------------------------------------------------------------------------------
 Net Interest Margin                        3.49%        3.46%         3.62%               3.50%          3.82%
   - Adjusted for Credit Card
     Securitization Impact                  3.65         3.65          3.75                3.66           3.96
----------------------------------------------------------------------------------------------------------------------

* Taxable equivalent basis

For fourth quarter 1995, net interest revenue, on a taxable equivalent basis, was $926 million, compared with $911 million for fourth quarter 1994. The net interest margin was 3.49%, compared with 3.62% for the same quarter of 1994. Average interest-earning assets were $105.3 billion, compared with $99.8 billion for fourth quarter 1994.

Net interest revenue reflected the impact of prior period credit card securitizations. These securitizations resulted in lower net interest revenue, offset by a lower provision for credit losses and higher fee revenue, compared with fourth quarter 1994.

Net interest revenue in the current quarter benefited from continued growth in consumer loans and from net interest revenue associated with trading and transaction processing businesses. Average loans were $66.0 billion for the current quarter, compared with $61.2 billion for fourth quarter 1994.

For 1995, net interest revenue, on a taxable equivalent basis, was $3,597 million, compared with $3,714 for 1994. The net interest margin was 3.50%, compared with 3.82%. For full year 1995, average loans were $64.3 billion, compared with $60.8 billion reported for 1994. For 1995, average interest-earning assets were $102.8 billion, compared with $97.1 billion for 1994.

----------------------------------------------------------------------------------------------------------------------
 FEES AND COMMISSIONS                      4TH QTR      3rd Qtr       4th Qtr                    Full Year
----------------------------------------------------------------------------------------------------------------------
 ($ in millions)                             1995         1995          1994                1995           1994
----------------------------------------------------------------------------------------------------------------------
 Consumer  Banking                          $ 175        $ 180         $ 167             $   680        $   638
 Trust and Fiduciary                          166          147           145                 575            567
 Investment Banking                           102           62            72                 309            233
 Other                                        108          105           108                 434            438
----------------------------------------------------------------------------------------------------------------------
 Total Fees and Commissions                 $ 551        $ 494         $ 492             $ 1,998        $ 1,876
======================================================================================================================


Fees and commissions of $551 million increased in all major categories from fourth quarter 1994. Investment banking fees reached a record level of $102 million, reflecting increased syndications and capital raising activity for clients around the world. Trust and fiduciary fee revenue increased from both the fourth quarter of 1994 and the previous quarters of 1995, reflecting three months of revenue from the business acquired from U.S. Trust.

For 1995, fees and commissions were $1,998 million, up from $1,876 million for 1994, primarily due to higher fees from investment banking and consumer banking activities.

----------------------------------------------------------------------------------------------------------------------
 COMBINED TRADING AND RELATED NET INTEREST REVENUE *
----------------------------------------------------------------------------------------------------------------------
                                               4TH QTR       3rd Qtr      4th Qtr                    Full Year
----------------------------------------------------------------------------------------------------------------------
 ($ in millions)                                  1995          1995         1994               1995           1994
----------------------------------------------------------------------------------------------------------------------
 Revenue by Product:
   Foreign Exchange                              $  58         $  71         $ 58              $ 293          $ 274
   Interest Rate and Commodity Derivatives          44            65           10                227            140
   Securities Trading and Underwriting              62            74            9                157            288
----------------------------------------------------------------------------------------------------------------------
 Total                                           $ 164         $ 210         $ 77              $ 677          $ 702
======================================================================================================================
 Foreign Exchange                                $  44         $  45         $ 67              $ 241          $ 280
 Interest Rate and Commodity Derivatives            39            42            1                178             97

 Securities Trading and Underwriting                13            50          (36)                (7)           174
 Net Interest Revenue                               68            73           45                265            151
----------------------------------------------------------------------------------------------------------------------
 Total                                           $ 164         $ 210         $ 77              $ 677          $ 702
======================================================================================================================

* Prior period amounts have been reclassified to conform with current presentation.

Combined trading and related net interest revenue of $164 million for fourth quarter 1995 was down from third quarter of 1995, and up from fourth quarter 1994. Foreign exchange revenue of $58 million was lower than third quarter 1995, due to relative stability in the currency markets during the fourth quarter of 1995. Interest rate and commodity derivatives revenue of $44 million was down from third quarter 1995, which had reflected strong customer commodity business, but showed improvement over fourth quarter 1994, which reflected weakness in derivative markets in general. Securities trading and underwriting revenue of $62 million was lower than the strong 1995 third quarter, due to reduced market activity, and higher than fourth quarter 1994, which reflected the impact of the Mexican peso devaluation in December 1994.

For 1995, combined trading revenue of $677 million was lower than $702 million for 1994. Foreign exchange and derivative revenues increased over last year due to improved market conditions and customer demand. This improvement was offset by a decline in securities trading and underwriting, principally caused by the December 1994 Mexican peso devaluation that adversely impacted first quarter 1995 results.

----------------------------------------------------------------------------------------------------------------------
 OTHER REVENUE                               4TH QTR      3rd Qtr         4th Qtr                 Full Year
----------------------------------------------------------------------------------------------------------------------
 ($ in millions)                               1995         1995            1994             1995          1994
----------------------------------------------------------------------------------------------------------------------
 Equity Gains                                 $  63         $ 28           $  50            $ 248         $ 215
 Accelerated Disposition Portfolio Gains          -            -              21                -           104
 Investment Securities Gains                     18            6              11               50           105
 Other                                           60           52              66              219           202
----------------------------------------------------------------------------------------------------------------------
 Total Other Revenue                          $ 141         $ 86           $ 148            $ 517         $ 626
======================================================================================================================


For the fourth quarter of 1995, total other revenue was $141 million, up from $86 million for third quarter 1995 and slightly lower than $148 million for the same period of 1994. Equity gains for fourth quarter 1995 were $63 million, an increase over both third quarter 1995 and the same quarter of 1994. Fourth quarter 1994 other revenue included approximately $30 million from the sale of the retail deposit-taking business of Chase Florida.

Total other revenue for 1995 was $517 million, down from $626 million for 1994. The 1994 period included significant gains from the liquidation of real estate assets held for accelerated disposition and investment securities gains resulting from Chase's program of reducing its cross-border Brady exposures in its available for sale investment portfolio. Additionally, 1995 included a loss from the sale of Chase Maryland, compared with gains in 1994 from the sale of Chase Arizona and Chase Florida.

----------------------------------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                    4TH QTR      3rd Qtr       4th Qtr                  Full Year
----------------------------------------------------------------------------------------------------------------------
 ($ in millions)                               1995         1995          1994              1995           1994
----------------------------------------------------------------------------------------------------------------------
 Salaries and Benefits                      $   634      $   585       $   756           $ 2,414        $ 2,422
 Other Expenses                                 489          501           547             2,009          2,043
 ORE Expenses / (Revenue)                       (13)          (7)          (28)              (52)             7
----------------------------------------------------------------------------------------------------------------------
 Total Operating Expenses                   $ 1,110      $ 1,079       $ 1,275           $ 4,371        $ 4,472
======================================================================================================================

Total operating expenses, excluding ORE, of $1,123 million for fourth quarter 1995 were down 5% from fourth quarter 1994, adjusting for fourth quarter 1995 U.S. Trust related expenses of approximately $30 million, and the fourth quarter 1994 voluntary retirement program and other productivity initiatives of $157 million.

Total headcount was 33,365 at December 31, 1995. Excluding 1,090 of U.S. Trust personnel, productivity initiatives continue to result in reductions, with total headcount down approximately 4,415 during the year.

For 1995, total operating expenses were $4,371 million, compared with $4,472 million for 1994. Operating expenses for 1995, on a comparable basis, were essentially level with 1994, adjusting for acquisition related expenses, restructuring charges, as well as ORE.

INCOME TAXES

For the fourth quarter of 1995, the provision for income taxes was $190 million, compared with $172 million for third quarter 1995, and an $18 million income tax benefit for fourth quarter 1994, which reflected a $70 million reduction of the deferred federal income tax valuation allowance. The effective tax rates were 36% for fourth quarter 1995, compared with 38% for third quarter 1995.

For 1995, the provision for income taxes was $689 million, compared with $565 million for 1994. The effective tax rates were 37% for 1995, compared with 32% for 1994.

                                       5
================================================================================


ASSET QUALITY

During the fourth quarter of 1995, asset quality remained strong.

----------------------------------------------------------------------------------------------------------------------
 PROVISION FOR POSSIBLE CREDIT LOSSES & NET LOAN CHARGE-OFFS
----------------------------------------------------------------------------------------------------------------------
                                              4TH QTR      3rd Qtr       4th Qtr                    Full Year
----------------------------------------------------------------------------------------------------------------------
 ($ in millions)                                 1995         1995          1994               1995           1994
----------------------------------------------------------------------------------------------------------------------
 PROVISION FOR POSSIBLE CREDIT LOSSES            $ 70         $ 70          $ 90              $ 280          $ 500
======================================================================================================================
 NET LOAN CHARGE-OFFS:
 Domestic:
  -  Consumer                                    $ 96         $ 87          $ 96              $ 366          $ 370
  -  Commercial & Other                           (24)          (6)           (1)               (60)           144
----------------------------------------------------------------------------------------------------------------------
 Total Domestic                                    72           81            95                306            514
----------------------------------------------------------------------------------------------------------------------
 Total International                               (2)          (3)            -                (19)             3
----------------------------------------------------------------------------------------------------------------------
 Total Net Loan Charge-Offs                      $ 70         $ 78          $ 95              $ 287          $ 517
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
 NONACCRUAL OUTSTANDINGS AND ORE             DECEMBER 31,      September 30,       June 30,         December 31,
----------------------------------------------------------------------------------------------------------------------
 ($ in millions)                                 1995                1995              1995             1994
----------------------------------------------------------------------------------------------------------------------
 Domestic:
  -  Commercial Real Estate                     $ 125               $ 169             $ 195            $ 266
  -  Other Loans                                  325                 303               290              244
----------------------------------------------------------------------------------------------------------------------
 Total Domestic                                   450                 472               485              510
----------------------------------------------------------------------------------------------------------------------
 Total International                              113                 132               142              150
----------------------------------------------------------------------------------------------------------------------
 Total Nonaccrual Outstandings                  $ 563               $ 604             $ 627            $ 660
======================================================================================================================
 Total ORE                                      $ 130               $ 163             $ 200            $ 257
======================================================================================================================


----------------------------------------------------------------------------------------------------------------------
                                             DECEMBER 31,      September 30,          June 30,       December 31,
----------------------------------------------------------------------------------------------------------------------
 ($ in millions)                                 1995                1995              1995             1994
----------------------------------------------------------------------------------------------------------------------
 RESERVE FOR POSSIBLE CREDIT LOSSES           $ 1,405             $ 1,404           $ 1,416          $ 1,414
======================================================================================================================


================================================================================

INVESTMENT SECURITIES

During the fourth quarter of 1995, Chase transferred all of its $1.6 billion held to maturity investment securities to available for sale under recently revised accounting rules. The impact of this transfer was to increase shareholders' equity by approximately $10 million after-tax.

                                       6
================================================================================

KEY FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------
 SUMMARY OF RESULTS & SELECTED STATISTICAL DATA
----------------------------------------------------------------------------------------------------------------------
                                             4TH QTR        3rd Qtr         4th Qtr                   Full Year
----------------------------------------------------------------------------------------------------------------------
 ($ in millions, except per share data)         1995           1995            1994              1995            1994
----------------------------------------------------------------------------------------------------------------------
 NET INCOME                                    $ 340          $ 283           $ 229           $ 1,165         $ 1,205

 PER COMMON SHARE
 -   Net Income
      -   Primary                              $1.70          $1.40           $1.10             $5.76           $5.87
      -   Fully diluted                         1.69           1.38           $1.10              5.72            5.84
 -   Book Value (period-end)                   43.60          42.35           39.28
 -   Closing Stock Price (period-end)          60.38          61.13           34.38

 PROFITABILITY RATIOS
 -   Return on Average Common
         Stockholders' Equity                   16.5%          13.9%           11.3%             14.5%           15.8%
 -   Return on Average Assets                   1.04            .89             .74               .92            1.00

 NET INTEREST REVENUE
   (Fully Taxable Basis)                        $926           $892            $911            $3,597          $3,714
 -   Net Interest Margin                        3.49%          3.46%           3.62%             3.50%           3.82%

 CAPITAL RATIOS (period-end)
 -   Common Stockholders' Equity                6.38%          6.31%           6.10%
 -   Total Stockholders' Equity                 7.54           7.48            7.33
 -   Risk-Based Capital
     -   Tier 1 Capital                         8.12           8.24            8.30
     -   Total Capital                         12.68          13.01           12.78
 -   Tier 1 Leverage                            7.23           7.47            7.37
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
 SELECTED AVERAGE BALANCES                     4TH QTR        3rd Qtr         4th Qtr                  Full Year
----------------------------------------------------------------------------------------------------------------------
 ($ in billions)                                  1995           1995            1994              1995           1994
----------------------------------------------------------------------------------------------------------------------
 Loans:
  Domestic Offices                             $  48.0        $  46.7         $  45.0           $  47.0         $ 44.0
  Overseas Offices                                18.0           17.5            16.2              17.3           16.8
----------------------------------------------------------------------------------------------------------------------
 Total Loans                                   $  66.0        $  64.2         $  61.2           $  64.3         $ 60.8
======================================================================================================================
 Interest-Earning Assets                       $ 105.3        $ 102.2         $  99.8           $ 102.8         $ 97.1
======================================================================================================================
 Total Assets                                  $ 129.6        $ 125.6         $ 122.6           $ 126.8         $120.5
======================================================================================================================

 Deposits:
  Domestic Offices                             $  34.2        $  32.7         $  35.3           $  33.5         $ 37.4
  Overseas Offices                                39.3           37.7            36.4              38.5           34.5
----------------------------------------------------------------------------------------------------------------------
 Total Deposits                                $  73.5        $  70.4         $  71.7           $  72.0         $ 71.9
======================================================================================================================
 Common Stockholders' Equity                   $   7.4        $   7.2         $   6.9           $   7.2         $  6.8
======================================================================================================================
 Total Stockholders' Equity                    $   8.8        $   8.6         $   8.3           $   8.6         $  8.3
======================================================================================================================

======================================================================================================================

THE CHASE MANHATTAN CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CONDITION

                                                         DEC 31,    Dec 31,
($ in millions)                                           1995       1994
---------------------------------------------------------------------------
ASSETS
Cash and Due from Banks                               $    5,717 $    4,713
Interest-Bearing Deposits Placed with Banks                5,802      6,791
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                                   9,428      7,280
Trading Account Assets                                    16,017     15,109
Investment Securities:
 Held to Maturity                                             -       2,084
 Available for Sale Carried at Fair Value                  7,401      5,135
---------------------------------------------------------------------------
      Total Investment Securities                          7,401      7,219
Loans                                                     67,573     63,038
Reserve for Possible Credit Losses                        (1,405)    (1,414)
Customers' Liability on Acceptances                          717        520
Accrued Interest Receivable                                1,213      1,276
Premises and Equipment                                     1,829      1,895
Other Assets                                               6,881      7,611
---------------------------------------------------------------------------
      Total Assets                                    $  121,173 $  114,038
===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
 Domestic Offices:
   Noninterest-Bearing                                $   13,741 $   11,990
   Interest-Bearing                                       20,149     21,264
 Overseas Offices:
   Noninterest-Bearing                                     3,555      2,320
   Interest-Bearing                                       35,672     34,382
---------------------------------------------------------------------------
      Total Deposits                                      73,117     69,956
Federal Funds Purchased and Securities Sold
 Under Repurchase Agreements                              11,588      9,312
Commercial Paper                                           1,423      1,766
Other Short-Term Borrowings                                3,275      2,884
Trading Account Liabilities                               10,071      9,664
Acceptances Outstanding                                      722        525
Accrued Interest Payable                                     748        651
Accounts Payable, Accrued Expenses and Other
 Liabilities                                               5,599      5,851
Intermediate- and Long-Term Debt                           5,496      5,070
---------------------------------------------------------------------------
      Total Liabilities                                  112,039    105,679
---------------------------------------------------------------------------

Stockholders' Equity:
 Nonredeemable Preferred Stock (Without Par Value,         1,400      1,400
  56,000,000 Shares Outstanding)
 Common Stock ($2.00 Par Value):
                             12/31/95      12/31/94
                           ------------ ------------
 Number of Shares:
  Authorized               500,000,000    500,000,000
  Issued                   194,862,280    185,674,178
  Outstanding              177,392,669    177,174,178        390        371
 Surplus                                                   4,409      3,949
 Net Unrealized Gains (Losses) on Investment
  Securities - Available for Sale                             66        (35)
 Retained Earnings                                         3,714      2,980
---------------------------------------------------------------------------
    Total                                                  9,979      8,665
 Less: Treasury Stock at Cost (17,469,611 and                845        306
  8,500,000 Shares, Respectively)
---------------------------------------------------------------------------
      Total Stockholders' Equity                           9,134      8,359
---------------------------------------------------------------------------
      Total Liabilities and Stockholders' Equity      $  121,173 $  114,038
===========================================================================

THE CHASE MANHATTAN CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
                                               QUARTER ENDED   12 MONTHS ENDED
                                                   DEC 31,         DEC 31,
                                               --------------------------------
($ in millions, except per share data)           1995    1994    1995     1994
-------------------------------------------------------------------------------
INTEREST REVENUE
Interest and Fees on Loans                     $1,510  $1,341  $ 5,834  $5,270
Interest on Deposits Placed with Banks            129     133      555     498
Interest and Dividends on Investment
   Securities:
     Held to Maturity                              24      32      119     144
     Available for Sale                            97      92      359     525
Interest on Federal Funds Sold and Securities
   Purchased Under Resale Agreements              318     228    1,104   1,277
Interest on Trading Account Assets                106     121      438     420
-------------------------------------------------------------------------------
   TOTAL INTEREST REVENUE                       2,184   1,947    8,409   8,134

INTEREST EXPENSE
Deposits                                          670     609    2,634   2,326
Federal Funds Purchased and Securities Sold
   Under Repurchase Agreements                    342     256    1,244     759
Commercial Paper                                   22      23      100      68
Other Short-Term Borrowings                       131      72      457     980
Intermediate- and Long-Term Debt                   97      83      396     312
-------------------------------------------------------------------------------
   TOTAL INTEREST EXPENSE                       1,262   1,043    4,831   4,445
-------------------------------------------------------------------------------
NET INTEREST REVENUE                              922     904    3,578   3,689
Provision for Possible Credit Losses               70      90      280     500
-------------------------------------------------------------------------------
NET INTEREST REVENUE AFTER PROVISION FOR
   POSSIBLE CREDIT LOSSES                         852     814    3,298   3,189

OTHER OPERATING REVENUE
Fees and Commissions                              551     492    1,998   1,876
Foreign Exchange Trading Revenue                   44      67      241     280
Trading Account Revenue                            52     (35)     171     271
Investment Securities Gains                        18      11       50     105
Other Revenue                                     123     137      467     521
-------------------------------------------------------------------------------
   TOTAL OTHER OPERATING REVENUE                  788     672    2,927   3,053

OTHER OPERATING EXPENSES
Salaries and Employee Benefits:
   Salaries                                       517     475    1,879   1,773
   Employee Benefits                              117     281      535     649
-------------------------------------------------------------------------------
                                                  634     756    2,414   2,422
Net Occupancy                                      99      98      377     395
Equipment Rentals, Depreciation
   and Maintenance                                 79      85      328     307
Other Expenses                                    298     336    1,252   1,348
-------------------------------------------------------------------------------
   TOTAL OTHER OPERATING EXPENSES               1,110   1,275    4,371   4,472

Income Before Taxes                               530     211    1,854   1,770
Applicable Income Taxes (Benefits)                190     (18)     689     565
-------------------------------------------------------------------------------
NET INCOME                                     $  340  $  229  $ 1,165  $1,205
===============================================================================
NET INCOME APPLICABLE TO COMMON STOCK          $  310  $  198  $ 1,043  $1,078
===============================================================================
Average Common and Common Equivalent Shares
   Outstanding (in millions)                    182.2   179.8    181.0   183.6
Primary Earnings Per Common Share              $ 1.70  $ 1.10  $  5.76  $ 5.87
Cash Dividends Declared Per Common Share       $ 0.45  $ 0.40  $  1.75  $ 1.46
===============================================================================

THE CHASE MANHATTAN CORPORATION AND SUBSIDIARIES
SUMMARY OF CHANGES IN STOCKHOLDERS' EQUITY
                                                               12 MONTHS ENDED
                                                                   DEC 31,
                                                               ----------------
($ in millions)                                                  1995     1994
-------------------------------------------------------------------------------
BALANCE AT BEGINNING OF PERIOD                                 $ 8,359  $8,122
  ADDITIONS:
     Net Income                                                  1,165   1,205
     Shares Issued Pursuant to:
       Nonredeemable Preferred Stock Offering                       -      228
       Dividend Reinvestment and Stock Purchase Plan                10      18
       Exercise of Stock Options                                   104      18
       Acquisition of US Trust                                     363       -
     Net Change In Unrealized Gains (Losses) on Investment
       Securities - Available for Sale (Net of Deferred
       Tax (Benefits) of $59 and ($204), Respectively)             101    (299)
-------------------------------------------------------------------------------
                                                                10,102   9,292
  Deductions:
     Cash Dividends:
       Nonredeemable Preferred Stock                               122     127
       Common Stock                                                308     266
     Redemption of Nonredeemable Preferred Stock Offering           -      227
     Treasury Stock, Net                                           539     306
     Other                                                          (1)      7
-------------------------------------------------------------------------------
BALANCE AT END OF PERIOD                                       $ 9,134  $8,359
===============================================================================

THE CHASE MANHATTAN BANK, N.A. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CONDITION

                                                          DEC 31,    Dec 31,
($ in millions)                                            1995       1994
----------------------------------------------------------------------------
ASSETS
Cash and Due from Banks                                $    5,576 $    4,518
Interest-Bearing Deposits Placed with Banks                 5,950      7,002
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                                    3,385      3,824
Trading Account Assets                                     12,969     13,088
Investment Securities:
 Held to Maturity                                              -       1,760
 Available for Sale Carried at Fair Value                   6,731      4,502
----------------------------------------------------------------------------
      Total Investment Securities                           6,731      6,262
Loans                                                      56,844     50,607
Reserve for Possible Credit Losses                         (1,114)    (1,092)
Customers' Liability on Acceptances                           717        520
Accrued Interest Receivable                                   918        966
Premises and Equipment                                      1,723      1,759
Other Assets                                                6,458      6,525
----------------------------------------------------------------------------
      Total Assets                                     $  100,157 $   93,979
============================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Deposits:
 Domestic Offices:
   Noninterest-Bearing                                 $   13,704 $   11,648
   Interest-Bearing                                        18,779     17,888
 Overseas Offices:
   Noninterest-Bearing                                      3,555      2,320
   Interest-Bearing                                        34,030     33,645
----------------------------------------------------------------------------
      Total Deposits                                       70,068     65,501
Federal Funds Purchased and Securities Sold
 Under Repurchase Agreements                                2,079      2,580
Other Short-Term Borrowings                                 2,264      2,308
Trading Account Liabilities                                 9,146      8,066
Acceptances Outstanding                                       722        525
Accrued Interest Payable                                      647        574
Accounts Payable, Accrued Expenses and Other
 Liabilities                                                4,813      4,620
Intermediate- and Long-Term Debt                            2,353      2,803
----------------------------------------------------------------------------
      Total Liabilities                                    92,092     86,977
----------------------------------------------------------------------------

Stockholder's Equity:
 Capital Stock ($15 Par Value):
                                12/31/95     12/31/94
                              ------------ ------------
 Number of Shares:
  Authorized                   81,744,445   81,744,445
  Outstanding                  61,425,980   61,038,415        921        916
 Surplus                                                    5,285      4,656
 Net Unrealized Gains (Losses) on Investment
  Securities - Available for Sale                               7        (65)
 Undivided Profits                                          1,852      1,495
----------------------------------------------------------------------------
      Total Stockholder's Equity                            8,065      7,002
----------------------------------------------------------------------------
      Total Liabilities and Stockholder's Equity       $  100,157 $   93,979
============================================================================

                              Member Federal Deposit Insurance Corporation

                            COMBINED FINANCIAL DATA

                          CHEMICAL BANKING CORPORATION
                      AND THE CHASE MANHATTAN CORPORATION
                  UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
                      (In millions, except per share data)

The following unaudited pro forma combined financial data combines the historical financial data of Chemical and Chase giving effect to the merger, which will be accounted for as a pooling of interests, as if the merger had occurred on the dates indicated herein, after giving effect to certain pro forma adjustments.

The pro forma financial data does not give effect to the anticipated cost savings in connection with the merger. The pro forma financial data is not necessarily indicative of the results that actually would have occurred had the merger been consummated on the dates indicated or that may be obtained in the future.

                                   UNAUDITED

              THE NEW CHASE MANHATTAN CORPORATION AND SUBSIDIARIES
                 (IN MILLIONS, EXCEPT PER SHARE AND RATIO DATA)
                                  PRO FORMA

                                                       THREE MONTHS ENDED                  FOR THE YEAR ENDED
                                                          DECEMBER 31,                        DECEMBER 31,
                                              ----------------------------------   ---------------------------------
                                                                          PRO-                               PRO-
                                                                        FORMA(a)                            FORMA(a)
                                                1995        1994         1994        1995           1994     1994
                                              --------    --------      ------     --------       -------- --------
EARNINGS:
---------
Income Before Effect of Accounting Change     $    827    $    403      $  582     $  2,970       $  2,486   $2,665
Effect of Change in Accounting Principle           --          --          --           (11) (b)       --       --
                                              --------    --------      ------     --------       --------   ------
Net Income                                    $    827    $    403      $  582     $  2,959       $  2,486   $2,665
                                              ========    ========      ======     ========       ========   ======
Net Income Applicable to Common Stock         $    773    $    342      $  521     $  2,732       $  2,221   $2,400
                                              ========    ========      ======     ========       ========   ======

INCOME PER COMMON SHARE:
------------------------
Primary:
  Income Before Effect of Accounting Change   $   1.73    $   0.79      $ 1.20     $   6.23       $   5.02   $ 5.43
  Effect of Change in Accounting Principle         --          --          --         (0.03) (b)       --       --
                                              --------    --------      ------     --------       --------   ------
  Net Income                                  $   1.73    $   0.79      $ 1.20     $   6.20       $   5.02   $ 5.43
                                              ========    ========      ======     ========       ========   ======
Assuming Full Dilution:
  Income Before Effect of Accounting Change   $   1.73    $   0.79      $ 1.19     $   6.07       $   4.97   $ 5.37
  Effect of Change in Accounting Principle         --          --          --         (0.03) (b)       --       --
                                              --------    --------      ------     --------       --------   ------
  Net Income                                  $   1.73    $   0.79      $ 1.19     $   6.04       $   4.97   $ 5.37
                                              ========    ========      ======     ========       ========   ======

Book Value at December 31,                    $  41.81    $  37.37                 $  41.81       $  37.37



COMMON SHARES OUTSTANDING:
--------------------------
Average Common and Common Equivalent Shares      448.0       433.3                    440.8          442.2
Average Common Shares Assuming Full Dilution     447.7       441.7                    453.5          450.9
Common Shares at Period End                      435.0       428.8                    435.0          428.8

BALANCE SHEET AVERAGES:
-----------------------
Loans                                         $148,217    $138,560                 $146,528       $136,713
Total Interest-Earning Assets                 $253,660    $231,564                 $244,507       $227,270
Total Assets                                  $314,757    $291,952                 $307,385       $287,073
Deposits                                      $170,650    $166,958                 $168,312       $166,702
Common Stockholders' Equity                   $ 17,695    $ 16,141                 $ 16,913       $ 16,022
Total Stockholders' Equity                    $ 20,345    $ 18,991                 $ 19,643       $ 19,042

PERFORMANCE RATIOS: (AVERAGE BALANCES) (c)
-------------------
Return on Assets                                  1.04%       0.55%       0.79%        0.96%          0.87%    0.93%
Return on Common Stockholders' Equity            17.33%       8.41%      12.81%       16.15%         13.86%   14.98%
Return on Total Stockholders' Equity             16.13%       8.42%      12.16%       15.06%         13.06%   14.00%

Net Yield on Total Interest-Earnings Assets       3.30%       3.58%                    3.40%          3.70%

CAPITAL RATIOS AT DECEMBER 31:
------------------------------
Common Stockholders' Equity to Assets                                                   6.0%           5.6%
Total Stockholders' Equity to Assets                                                    6.9%           6.6%
Tier 1 Leverage   (d)                                                                   6.7%           6.6%
Risk-Based Capital:  (d)
  Tier 1 (4.0% required)                                                                8.2%*          8.1%
  Total (8.0% required)                                                                12.3%*         12.2%


(a) The pro-forma columns exclude the impact of the $260 million restructuring charge ($152 million after-tax) recorded by Chemical and $157 million in restructuring charges ($97 million after-tax) recorded by Chase in the fourth quarter of 1994. The pro-forma columns also exclude the impact of deferred Federal tax benefits of $70 million recognized by Chase in the 1994 fourth quarter.
(b) On January 1, 1995, the Corporation adopted SFAS 106 for the accounting for other postretirement benefits relating to the Corporation's foreign plans.
(c) Performance ratios for three months ended December 31, 1995 and 1994 are based on annualized amounts.
(d) For all periods presented, risk-based capital and leverage ratios exclude the assets and off-balance sheet financial instruments of each of Chemical and Chase's U.S. underwriting and dealing subsidiaries as well as their respective investment in such subsidiaries. These ratios also exclude the net unfavorable impact on stockholders' equity resulting from the adoption of SFAS 115.
*  Estimated

                                   UNAUDITED

              THE NEW CHASE MANHATTAN CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                THREE MONTHS ENDED
                                                               ---------------------------------------------------
                                                               DEC. 31,              SEPT. 30,            DEC. 31,
                                                                 1995                   1995                1994
                                                               --------              ---------            --------
INTEREST INCOME
Loans                                                          $3,271                 $3,296              $2,927
Securities                                                        718                    639                 558
Trading Assets                                                    369                    331                 297
Federal Funds Sold and Securities Purchased Under Resale
  Agreements                                                      491                    448                 407
Deposits with Banks                                               187                    194                 224
                                                               ------                 ------              ------
  Total Interest Income                                         5,036                  4,908               4,413
                                                               ------                 ------              ------

INTEREST EXPENSE
Deposits                                                        1,602                  1,593               1,327
Short-Term and Other Borrowings                                 1,106                    991                 795
Long-Term Debt                                                    231                    239                 218
                                                               ------                 ------              ------
  Total Interest Expense                                        2,939                  2,823               2,340
                                                               ------                 ------              ------
NET INTEREST INCOME                                             2,097                  2,085               2,073
Provision for Losses                                              186                    192                 175
                                                               ------                 ------              ------
NET INTEREST INCOME AFTER PROVISION FOR LOSSES                  1,911                  1,893               1,898
                                                               ------                 ------              ------

NONINTEREST REVENUE
Trust and Investment Management Fees                              261                    243                 243
Corporate Finance and Syndication Fees                            228                    219                 204
Service Charges on Deposit Accounts                               101                    105                 106
Fees for Other Financial Services                                 591                    563                 543
Trading Revenue                                                   281                    349                  77
Securities Gains                                                   25                     53                  (2)
Other Revenue                                                     259                    162                 316
                                                               ------                 ------              ------
  Total Noninterest Revenue                                     1,746                  1,694               1,487
                                                               ------                 ------              ------

NONINTEREST EXPENSE
Salaries                                                        1,130                  1,074               1,046
Employee Benefits                                                 219                    228                 241
Occupancy Expense                                                 224                    227                 241
Equipment Expense                                                 187                    177                 203
Foreclosed Property Expense                                       (15)                    (7)                (25)
Other Expense                                                     619                    633                 752
                                                               ------                 ------              ------
  Total Noninterest Expense Before Restructuring Charge         2,364                  2,332               2,458
Restructuring Charge                                               --                    --                  417
                                                               ------                 ------              ------
  Total Noninterest Expense                                     2,364                  2,332               2,875
                                                               ------                 ------              ------

INCOME BEFORE INCOME TAX EXPENSE                                1,293                  1,255                 510
Income Tax Expense                                                466                    491                 107
                                                               ------                 ------              ------

NET INCOME                                                     $  827                 $  764              $  403
                                                               ======                 ======              ======
NET INCOME APPLICABLE TO COMMON STOCK                          $  773                 $  708              $  342
                                                               ======                 ======              ======

INCOME PER COMMON SHARE:
  Primary                                                      $ 1.73                 $ 1.58              $ 0.79
                                                               ======                 ======              ======
  Assuming Full Dilution                                       $ 1.73                 $ 1.55              $ 0.79
                                                               ======                 ======              ======

                                   UNAUDITED

              THE NEW CHASE MANHATTAN CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      (IN MILLIONS, EXCEPT PER SHARE DATA)


                                                                                        FOR THE YEAR
                                                                                           ENDED
                                                                                         DECEMBER 31,
                                                                                 ----------------------------
                                                                                  1995                 1994
                                                                                 -------              -------
INTEREST INCOME
Loans                                                                            $12,907              $11,055
Securities                                                                         2,591                2,329
Trading Assets                                                                     1,316                1,142
Federal Funds Sold and Securities Purchased Under Resale Agreements                1,889                1,827
Deposits with Banks                                                                  824                  869
                                                                                 -------              -------
    Total Interest Income                                                         19,527               17,222
                                                                                 -------              -------
INTEREST EXPENSE
Deposits                                                                           6,291                4,704
Short-Term and Other Borrowings                                                    4,027                3,307
Long-Term Debt                                                                       942                  848
                                                                                 -------              -------
    Total Interest Expense                                                        11,260                8,859
                                                                                 -------              -------
NET INTEREST INCOME                                                                8,267                8,363
Provision for Losses                                                                 758                1,050
                                                                                 -------              -------
NET INTEREST INCOME AFTER PROVISION FOR LOSSES                                     7,509                7,313
                                                                                 -------              -------
NONINTEREST REVENUE
Trust and Investment Management Fees                                                 954                  988
Corporate Finance and Syndication Fees                                               840                  638
Service Charges on Deposit Accounts                                                  417                  408
Fees for Other Financial Services                                                  2,222                2,116
Trading Revenue                                                                    1,036                1,196
Securities Gains                                                                     132                   65
Other Revenue                                                                      1,092                1,239
                                                                                 -------              -------
    Total Noninterest Revenue                                                      6,693                6,650
                                                                                 -------              -------
NONINTEREST EXPENSE
Salaries                                                                           4,209                3,978
Employee Benefits                                                                    955                  929
Occupancy Expense                                                                    897                  968
Equipment Expense                                                                    755                  724
Foreclosed Property Expense                                                          (75)                  50
Other Expense                                                                      2,635                2,888
                                                                                 -------              -------
    Total Noninterest Expense Before Restructuring Charge                          9,375                9,537
Restructuring Charge                                                                  15                  465
                                                                                 -------              -------
    Total Noninterest Expense                                                      9,390               10,002
                                                                                 -------              -------
INCOME BEFORE INCOME TAX EXPENSE AND EFFECT
   OF ACCOUNTING CHANGE                                                            4,812                3,961
Income Tax Expense                                                                 1,842                1,475
                                                                                 -------              -------
INCOME BEFORE EFFECT OF ACCOUNTING CHANGE                                          2,970                2,486
Effect of Change in Accounting Principle                                             (11)                --
                                                                                 -------              -------
NET INCOME                                                                       $ 2,959              $ 2,486
                                                                                 =======              =======
NET INCOME APPLICABLE TO COMMON STOCK                                            $ 2,732              $ 2,221
                                                                                 =======              =======

PER COMMON SHARE:
Primary:
    Income Before Effect of Accounting Change                                    $  6.23              $  5.02
    Effect of Change in Accounting Principle                                       (0.03)                --
                                                                                 -------              -------
    Net Income                                                                   $  6.20              $  5.02
                                                                                 =======              =======
Assuming Full Dilution:
    Income Before Effect of Accounting Change                                    $  6.07              $  4.97
    Effect of Change in Accounting Principle                                       (0.03)                --
                                                                                 -------              -------
    Net Income                                                                   $  6.04              $  4.97
                                                                                 =======              =======

                                   UNAUDITED

              THE NEW CHASE MANHATTAN CORPORATION AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (IN MILLIONS)


                                                                              DECEMBER 31,                      DECEMBER 31,
                                                                                  1995                             1994
                                                                              -------------                   --------------
ASSETS
Cash and Due from Banks                                                         $ 14,794                         $ 13,545
Deposits with Banks                                                                8,468                           12,440
Federal Funds Sold and Securities
    Purchased Under Resale Agreements                                             17,461                           20,077
Trading Assets:
    Debt and Equity Instruments                                                   26,212                           17,926
    Risk Management Instruments                                                   25,825                           25,985
Securities:
    Held-to-Maturity                                                               4,628                           10,650
    Available-for-Sale                                                            37,141                           23,140
Loans (Net of Unearned Income)                                                   150,207                          142,231
Allowance for Credit Losses                                                       (3,784)                          (3,894)
Premises and Equipment                                                             3,757                            3,951
Due from Customers on Acceptances                                                  1,896                            1,608
Accrued Interest Receivable                                                        2,541                            2,466
Assets Acquired as Loan Satisfactions                                                171                              537
Assets Held for Accelerated Disposition                                              412                              526
Other Assets                                                                      14,260                           14,195
                                                                                --------                         --------
    TOTAL ASSETS                                                                $303,989                         $285,383
                                                                                ========                         ========
LIABILITIES
Deposits:
    Domestic Noninterest Bearing                                                $ 35,414                         $ 33,389
    Domestic Interest Bearing                                                     64,640                           68,063
    Foreign                                                                       71,480                           65,010
                                                                                --------                         --------
        Total Deposits                                                           171,534                          166,462
Federal Funds Purchased and Securities
    Sold Under Repurchase Agreements                                              37,263                           32,410
Other Borrowed Funds                                                              13,936                           11,780
Acceptances Outstanding                                                            1,915                            1,629
Trading Liabilities                                                               34,341                           30,356
Accounts Payable,  Accrued Expenses and Other Liabilities                         11,339                           10,812
Long-Term Debt                                                                    12,825                           13,061
                                                                                --------                         --------
    TOTAL LIABILITIES                                                            283,153                          266,510
                                                                                --------                         --------

STOCKHOLDERS' EQUITY
Preferred Stock                                                                    2,650                            2,850
Common Stock                                                                         439                              438
Capital Surplus                                                                   10,625                           10,474
Retained Earnings                                                                  7,621                            5,945
Net Unrealized Loss on Securities Available-for-Sale, Net of Taxes                  (237)                            (473)
Treasury Stock, at Cost                                                             (262)                            (361)
                                                                                --------                         --------
    TOTAL STOCKHOLDERS' EQUITY                                                    20,836                           18,873
                                                                                --------                         --------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $303,989                         $285,383
                                                                                ========                         ========

                                   UNAUDITED
                                   PRO FORMA
              THE NEW CHASE MANHATTAN CORPORATION AND SUBSIDIARIES
                LOAN PORTFOLIO AND ALLOWANCE RELATED INFORMATION
                          (IN MILLIONS, EXCEPT RATIOS)

                                                                  LOANS OUTSTANDING                 NONPERFORMING ASSETS
                                                            ---------------------------           -------------------------
                                                                    DECEMBER 31,                         DECEMBER 31,
                                                               1995              1994              1995              1994
                                                            ----------        ---------           -------           -------
Domestic Commercial:
   Commercial Real Estate                                   $  6,588          $  7,705            $  375            $  422
   Other Commercial                                           40,500            36,810               498               474
                                                            --------          --------            ------            ------
     Total Commercial Loans                                   47,088            44,515               873               896
                                                            --------          --------            ------            ------
Total Domestic Consumer                                       66,993            62,549               277               232
                                                            --------          --------            ------            ------
Total Domestic Loans                                         114,081           107,064             1,150             1,128
Foreign                                                       36,126            35,167               343               461
                                                            --------          --------            ------            ------
Total Loans                                                 $150,207          $142,231             1,493             1,589
                                                            ========          ========

Assets Acquired as Loan Satisfactions                                                                171               537
                                                                                                  ======            ======
Total Nonperforming Assets                                                                        $1,664            $2,126
                                                                                                  ======            ======

ASSETS HELD FOR ACCELERATED DISPOSITION                                                           $  412            $  526
                                                                                                  ======            ======



                                                                 THREE MONTHS ENDED                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,                        DECEMBER 31,
                                                            ---------------------------           -------------------------
                                                               1995              1994              1995              1994
                                                            ----------        ---------           -------           -------

ALLOWANCE FOR CREDIT LOSSES:
Balance at Beginning of Period                                $3,809            $4,066            $3,894            $4,445
Provision for Losses                                             186               175               758             1,050
Net Charge-Offs:
  Domestic Commercial:
    Commercial Real Estate                                        (9)              (24)              (31)             (290)
    Other Commercial                                              31                19                16               (96)
                                                            --------          --------            ------            ------
      Total Commercial                                            22                (5)              (15)             (386)
                                                            --------          --------            ------            ------
  Domestic Consumer:
    Residential Mortgage                                         (11)              (29)              (62)              (60)
    Credit Card                                                 (192)             (168)             (755)             (672)
    Other Consumer                                               (11)              (10)              (42)              (36)
                                                            --------          --------            ------            ------
      Total Consumer                                            (214)             (207)             (859)             (768)
                                                            --------          --------            ------            ------
  Total Domestic Net Charge-offs                                (192)             (212)             (874)           (1,154)
  Foreign                                                          6                 7                34              (310)
                                                            --------          --------            ------            ------
  Total Net Charge-offs                                         (186)             (205)             (840)           (1,464)
Charge for Assets Held for Accelerated Disposition                --              (148)               --              (148)
Other                                                            (25)                6               (28)               11
                                                            --------          --------            ------            ------
      Total Allowance for Credit Losses                       $3,784            $3,894            $3,784            $3,894
                                                            ========          ========            ======            ======

ALLOWANCE COVERAGE RATIOS:
Allowance for Credit Losses to:
  Loans at Period-End                                                                               2.52%             2.74%
  Average Loans                                                                                     2.58%             2.85%
  Nonperforming Loans                                                                             253.45%           245.06%